<Body Text>
        EXHIBIT 10.18

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>                                         March 28,
1995

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>VIA FEDERAL EXPRESS

<Body Text>

<Body Text>Samuel W.W. Mandell

<Body Text>President & Chief Operating Officer

<Body Text>Bradlees, Inc.

<Body Text>One Bradlees Circle

<Body Text>Braintree, MA 02184

<Body Text>

<Body Text>Dear Sam:

<Body Text>

<Body Text>     This letter will serve to memorialize the
agreements we have reached on behalf of Bradlees, Inc., Bradlees
Administrative Co., Inc. (collectively "Bradlees") and The Stop
& Shop Supermarket Company ("Stop & Shop")  regarding the
Product Supply Agreement, the Transitional Reimbursement
Agreement and the Management Information Reimbursement
Agreement, all dated as of June 23, 1992, and certain tax deductions, which have been in dispute between Bradlees and Stop
& Shop.

<Body Text>

<Body Text>     The parties agree as follows:

<Body Text>

<Body Text>     Product Supply Agreement

<Body Text>

<Body Text>     1.  The termination date is extended to
midnight, June 30, 1997. On and after July 1, 1996, Bradlees shall not be entitled to receive the benefit of any "diverting income," which is defined to mean the amount of money resulting from the difference between the quoted price of a product purchased directly from a manufacturer or its representative and the contemporaneous acquisition cost of that product purchased from a supplier other than the manufacturer or its representative. In addition, diverting income shall include any monies earned by selling a product purchased from the manufacturer or its representative and sold in the open market.

<Body Text>

<Body Text>     2.  Through June 30, 1996, Bradlees may reduce
the volume of products it purchases under the agreement unilaterally upon 90 days notice to Stop & Shop. Thereafter, such reduction may be made unilaterally upon 30 days notice to Stop & Shop.

<Body Text>

<Body Text>                                      1

<Body Text>

Body Text

<Body Text>

<Body Text>

<Body Text>     3.  Bradlees may add unique (Bradlees only) full
case items to the agreement only by mutual consent of the parties. It may withdraw unique product lines as per current practice, provided that on or before the termination date, Bradlees must purchase all unique items at Stop & Shop's then current book value plus delivery costs.

<Body Text>

<Body Text>     4.  Stop & Shop will continue to service
Bradlees from its No. Haven, CT (Universal Distributors),
Readville, MA and Chicopee, MA warehouses so long as Stop & Shop continues to operate such warehouses and to stock Bradlees product needs at such warehouses. Stop & Shop will provide
Bradlees with at least thirty (30) days notice of its discontinuance of operations at any of these warehouses.

<Body Text>

<Body Text>     5.  Stop & Shop shall be permitted to adopt
operational/organizational changes affecting its warehouse operations, e.g. Pic to Lite, buying organization, shifting product among/between facilities. Bradlees store or distribution changes affecting the Universal Distributors operations, including delivery schedules, shall be implemented only upon mutual consent of the parties.

<Body Text>

<Body Text>     6.  Stop & Shop shall not be required to deliver
products to Bradlees if Stop & Shop's operations are interrupted due to labor disputes; war or civil insurrection; or Acts of God.

<Body Text>

<Body Text>     Transitional Reimbursement Agreement

<Body Text>

<Body Text>     The parties shall enter into a mutually
acceptable transportation agreement for provision of transportation services by Stop & Shop to Bradlees, substantially in accordance with past practice which shall provide that each party shall give the other at least 6 months notice (which period shall be counted from the date of such notice) of cancellation. Rates for such services for the period February 1, 1995 through January 31, 1996 are as set forth in the attached letter agreement dated December 20, 1994. Rates for 1996 and 1997 may be adjusted annually as of February 1st of each year, but it is agreed that no adjustment shall exceed 2% of the prior year's rate. In the event that the parties are unable to reach such an agreement, each agrees that the parties' current arrangement for transportation services may only be terminated upon 6 months notice (which period shall be counted from the date of such notice).
<Body Text>

<Body Text>

<Body Text>Page 3

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>     Management Information Reimbursement Agreement

<Body Text>

<Body Text>	1.	Effective for the year commencing July 1, 1995,
the term "Minimum Annual Expense", which appears in Section 1, shall mean 85% of the prior year's expenses and shall not include any Excluded Expenses.

<Body Text>

<Body Text>     Disputed Tax Deductions

<Body Text>

<Body Text>	Bradlees confirms that it has not, and agrees that
it will not, claim any tax deductions based upon stock option related compensation or stock option exercise of or by any Bradlees or Stop & Shop employee under the terms of Stop &
Shop's Management Equity Plan. The parties agree that such deductions shall be claimed only by Stop & Shop and its subsidiaries.

<Body Text>

<Body Text>	If the above stated provisions fairly reflect your
understanding of our agreement, please sign and return one copy of this letter agreement to me.

<Body Text>

<Body Text>                                   Sincerely,

<Body Text>

<Body Text>

<Body Text>                                  /s/ Joseph D.
McGlinchey

<Body Text>
-------------------------------------------

<Body Text>                                      Joseph D.
McGlinchey

<Body Text>                                      Senior Vice
President

<Body Text>

<Body Text>

<Body Text>Accepted for Bradlees, Inc.

<Body Text>  and Bradlees Administrative Co., Inc.

<Body Text>

<Body Text>

<Body Text>By:	/s/ Samuel W.W. Mandell

<Body Text>    ----------------------------------------

<Body Text>     Samuel W.W. Mandell

<Body Text>     President, Bradlees, Inc.

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>g/deprtmnt/corresp/s&s

<Body Text>

Body Text

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>December 20, 1994

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>Mr. Steven Soares

<Body Text>Transportation Manager

<Body Text>Bradlees

<Body Text>One Bradlees Circle

<Body Text>Braintree, MA 02184

<Body Text>

<Body Text>Dear Mr. Soares:

<Body Text>

<Body Text>On February 1, 1995, we are forced to increase your transportation rates by approximately 5.5%.

<Body Text>

<Body Text>The increased rate is caused by many factors;
increased driver wages and benefits, diesel fuel increases, replacement equipment price increases, and irregular scheduling to meet your outbound needs.

<Body Text>

<Body Text>Attached for your review are the new zone rate costs.
 If you have any questions, please call me.

<Body Text>

<Body Text>Sincerely,

<Body Text>

<Body Text>

<Body Text>

<Body Text>/s/ Charles F. Arbing

<Body Text>--------------------------------

<Body Text>Charles F. Arbing

<Body Text>Vice President Transportation

<Body Text>

<Body Text>CFA/rm

<Body Text>Enc.

<Body Text>

<Body Text>

<Body Text>

<Body Text>cc: D. Donegan

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>ZONE RATES      MERCANTILE

<Body Text>                     OUR RATES          OUR RATES
   OUR RATES

<Body Text>         ROUND TRIP       1/30/93            1/30/94
         1/30/95

<Body Text>ZONE        MILES

<Body Text>     1           10   $114.00
$116.00	           $123.00

<Body Text>     2           30   $126.00                $129.00
         $136.00

<Body Text>     3           50   $146.00                $149.00
         $157.00

<Body Text>     4           70   $170.00                $173.00
         $183.00

<Body Text>     5           90   $189.00                $193.00
         $203.00

<Body Text>     6          110   $210.00                $214.00
         $226.00

<Body Text>     7          130   $233.00                $238.00
         $251.00

<Body Text>     8          150   $254.00                $259.00
         $273.00

<Body Text>     9          170   $286.00                $292.00
         $308.00

<Body Text>    10          190   $297.00                $303.00
         $320.00

<Body Text>    11          210   $307.00                $313.00
         $330.00

<Body Text>    12          230   $324.00                $330.00
         $349.00

<Body Text>    13          250   $346.00                $353.00
         $372.00

<Body Text>    14          270   $363.00                $370.00
         $391.00

<Body Text>    15          290   $383.00                $391.00
         $412.00

<Body Text>    16          310   $405.00                $413.00
         $436.00

<Body Text>    17          330   $423.00                $431.00
         $455.00

<Body Text>    18          350   $445.00                $454.00
         $479.00

<Body Text>    19          370   $465.00                $474.00
         $500.00

<Body Text>    20          390   $482.00                $492.00
         $519.00

<Body Text>    21          410   $503.00                $513.00
         $541.00

<Body Text>    22          430   $524.00                $534.00
         $564.00

<Body Text>    23          450   $546.00                $557.00
         $588.00

<Body Text>    24          470   $564.00                $575.00
         $607.00

<Body Text>                    $8,105.00              $8,266.00
       $8,723.00

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>

<Body Text>g/deprtmnt/corresp/s&s.4-5

<Body Text>

<Body Text>